UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 5, 2019

Canterbury Park Holding Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223

(Registrant’s telephone number, including area code)

Securities registered pursuant Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock Common stock, $.01 par value	CPHC	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On June 5, 2019, the Company held its Annual Meeting at 1100 Canterbury Road, Shakopee, Minnesota 55379.  At the close of business on April 8, 2019, the record date for the Annual Meeting, a total of 4,575,158 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company were outstanding.  At the Annual Meeting, 4,216,536 shares, or approximately 92.0% of the outstanding shares of Common Stock, were represented by proxy or in person and, therefore, a quorum was present at the Annual Meeting.  Shares were voted at the Annual Meeting on the matters submitted to a vote of the shareholders as follows:

Proposal 1 — To elect directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Vote
Curtis A. Sampson	3,144,923	86,024	985,589
Dale H. Schenian	3,209,841	21,106	985,589
Randall D. Sampson	3,145,023	85,924	985,589
Burton F. Dahlberg	3,208,280	22,667	985,589
Carin J. Offerman	3,204,593	26,354	985,589

Proposal 2 — To ratify and approve the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions
4,204,547	2,245	9,744

Proposal 3 – To cast an advisory vote approving executive compensation.

Votes For	Votes Against	Abstentions
3,187,805	31,178	11,964

Proposal 4 – To cast a non-binding advisory vote on the frequency of future non-binding votes on executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Vote
245,974	5,915	2,970,397	8,661	985,589

Pursuant to the foregoing votes, each of Curtis A. Sampson, Dale H. Schenian, Randall D. Sampson, Burton F. Dahlberg, and Carin J. Offerman were elected to serve as directors until the 2020 Annual Meeting of shareholders; the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified; the Company’s shareholders adopted a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2019 Annual Meeting; and a majority of the Company’s shareholders cast a non-binding, advisory vote in favor of conducting future Say-on-Pay votes on a triennial basis.

Subsequent to the Annual Meeting, the Company’s Board of Directors met on June 5, 2019 and determined that the Company will hold future votes asking shareholders to approve the compensation of the Company’s named executive officers on a triennial basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: June 6, 2019	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer